UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2018

Nuveen Closed-End Funds

JDD	Nuveen Diversified Dividend and Income Fund

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Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade concern rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 24, 2018

Portfolio Managers’ Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD invests approximately equal proportions of its managed assets across four complementary strategies, each managed by a separate, specialized sub-adviser.

NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC (Nuveen) is the sub-adviser for the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. James T. Stephenson, CFA, and Thomas J. Ray, CFA serve as the Fund’s portfolio management team.

The real estate securities strategy portion of the Fund consisting of a portfolio focused on dividend-paying common Real Estate Investment Trusts (REITs) is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell lead the management team.

Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, is the sub-adviser for the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer and Scott Caraher manage the Fund.

Wellington Management Company LLP (Wellington Management) is the sub-adviser for the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. James W. Valone, CFA, heads the management team.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management review their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2018.

What were the key strategies used to manage the Fund during this six-month reporting period ended June 30, 2018?

The Fund’s investment objectives are high current income and total return, while utilizing equity and debt strategies focused on providing current income, total return potential and reducing U.S. interest rate sensitivity. In its efforts to achieve these objectives, the Fund is managed by specialists in several non-traditional asset classes and invests primarily in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

For the dividend paying equity portion of the Fund’s portfolio, NWQ continued to focus on obtaining an attractive total return with a dividend yield at least 100 bps above the MSCI World Index. NWQ employs a value based approach from their bottom up analysis. They look for attractive absolute valuation, positive risk/reward with downside protection characteristics and catalysts that can drive a positive revaluation of companies. They believe improved capital allocation policies and the return of capital to shareholders can be a positive catalyst in two significant ways. Higher dividends add to the total return of a company and the discipline shown in rewarding shareholders can lead to a higher valuation.

NWQ has seen many companies significantly increase their shareholder remuneration through share repurchases and higher dividends.

In managing the real estate portion of the JDD portfolio, Security Capital seeks to maintain property type and geographic diversification in selecting common equity securities, while taking into account important company-specific influences, including, cash flow generating potential, property location quality, balance sheet flexibility and the management team to name only a few. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable net income and potential price appreciation over the long-run. Across all real estate sectors, Security Capital favored companies with properties located in the strongest infill markets. These “high barrier to entry” markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan (loan) asset class. The Fund’s capital remained invested in issuers with strong credit profiles among noninvestment grade debt while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

The emerging market debt portion of the Fund, which is managed by Wellington Management, invests in a diversified portfolio of emerging markets fixed income instruments through the combination of comprehensive top-down quantitative and macroeconomic analysis and detailed bottom-up sovereign credit research.

How did the Fund perform during this six-month reporting period ended June 30, 2018?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended June 30, 2018. The Fund’s total returns on net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ended June 30, 2018, JDD underperformed the S&P 500® Index and comparative Blended Index.

NWQ

The dividend paying equity portion of the Fund’s portfolio, managed by NWQ, detracted from the Fund’s performance versus its blended benchmark. Positive stock selection in the energy and health care sectors contributed to performance. This was offset by weakness in the financial services, producer durables and consumer staples sectors.

Geographically, the Fund’s investments in the United Kingdom and Spain helped performance, while investments in the U.S. and Germany detracted from performance.

Individual holdings that positively contributed to performance included health care holding GlaxoSmith Kline PLC. GlaxoSmithKline announced in March 2018 that it would not acquire Pfizer’s consumer health care business, allaying many investors’ fears of a potential dividend cut that would have been associated with the transaction. Subsequently, later in March, GlaxoSmithKline provided more clarity regarding strategic actions by announcing the buy-out of Novartis’ in their consumer health care joint venture, which should be earnings accretive. In addition to the announcement, management gave a higher, revised target for the consumer division’s mid-term operating margins. Also contributing to performance was Bank of N.T. Butterfield & Son Limited common stock. Since its IPO in 2017, the bank has continued to use its high quality balance sheet to generate returns on tangible equity. It is expanding its trust business through tactful acquisitions, most recently with the purchase of Deutsche Bank’s Banking & Custody Business in the Cayman and Channel Islands. It also has excess capital which can be used in acquisitions (more trust businesses in core markets) or returned to shareholders. Lastly, utility holding FirstEnergy Corp. contributed to performance. The company made substantial progress in restructuring to refocus the company on regulated operations, including forming a restructuring advisory group made up of high profile investors and executives. As the company made progress, investors became more comfortable with the pro forma company, which prompted a re-rating of the stock closer to peers.

Positions that detracted from performance include financial holdings Colony Capital Inc., Class A and AIB Group PLC. Colony Capital Inc. fell dramatically as the company’s results fell short of expectations and the diversified real estate investment trust cut its dividend. NWQ still has conviction in the investment and anticipates the company to use its cash balance to start retiring high cost debt and preferred stock in the near term. Several board members have purchased stock in March 2018, in addition to the company announcing a $300 million share repurchase. AIB Group PLC, one of Ireland’s larger banks, has faced pricing pressure in the mortgage market and has experienced pain in stock performance along with other European financials. Ireland has many structural growth tailwinds. Lastly, a structured note issued by Goldman Sachs Finance Corp. was a top detractor for the reporting period. This note provided direct equity exposure to Coherent Inc. while receiving a 10% annualized coupon generated from effectively writing a call option on the Coherent stock. Coherent stock has been impacted by concerns regarding decreased orders for this fall’s Apple flagship iPhones, which incorporate OLED (organic light-emitting diode) screens. The company’s product portfolio remains strong and diverse, including recent laser orders for defense, auto welding, EV battery manufacturing and 3D printing. The company continues to generate meaningful free cash flow and has paid down debt following its acquisition of Rofin-Sinar. Beyond this, NWQ believes the stock does not appropriately reflect its growing recurring service and spares business, nor its growing fiber laser business.

Security Capital

The real estate portion of the Fund managed by Security Capital contributed to the Fund’s performance. During the reporting period, there were distinctive differences by property type with the underlying themes and influences reflecting company-specific factors, earlier reporting period performance differentials and, importantly, shifting investor expectations colored by macro-economic trends. In general, investors remained keenly focused on a number of risks including inflation, rising interest rates and heightened capital expenditure requirements as new construction and shifting millennial preferences can speed obsolescence for existing assets. In this context, the performance leaders by major property type year-to-date were self-storage and office companies. Self-storage companies continued to exhibit steady property operations, though investors have been wary of moderating net operating income (NOI) growth rates and the corrosive impact on operations of elevated new construction levels. With healthy user demand, low capital expenditure requirements, short duration leases and low obsolescence risk, equity pricing for the self-storage companies has been more insulated from many of the concerns weighing on other property segments.

During the reporting period, the Fund’s benchmark-relative performance was constrained by common equity investments in regional malls, industrial and apartments. Though investors continue to see resilient demand trends for apartments, a surge in new apartment construction is impacting rent and occupancy levels, particularly in the coastal gateway markets where REITs are significant owners. For the industrial segment, performance was burdened by the data center companies where investors have been wary of any signs of slowing growth due to active supply pipelines.

Changes in the 10-year treasury rate have affected REIT pricing, both negatively and positively, as rates have oscillated between 1.5% and 3.0% over the last few years. Despite the pricing volatility in REITs, investors have earned relatively attractive annual rates of return, ranging from 5% - 8%, during the reporting period. Other fundamental factors affecting REITs, such as the increase in new supply, macro-economic uncertainties and government policy changes also play a

Portfolio Managers’ Comments (continued)

role in REIT potential returns, which may collectively be more important to consider, rather than the current investor focus on the rise and fall of interest rates. Importantly, Security Capital notes that cash flow growth, though decelerating from the recent historically robust levels, remains the norm for most of the property types that make up a diversified REIT portfolio.

Symphony

The senior loan sleeve managed by Symphony positively contributed to the Fund’s performance during the reporting period. All sectors positively contributed to performance. In particular, the consumer discretionary, information technology and health care sectors were the strongest performers for the reporting period.

Contributing positively to performance was Cumulus Media, Inc. term loan. Cumulus is the third largest radio operator in the U.S. and filed for bankruptcy in 2017. Following its emergence from bankruptcy, the company now has an improved capital structure that should assist the issuer going forward. Also benefitting performance were the term loans of Fieldwood Energy LLC. Fieldwood, an exploration and production company, also emerged from bankruptcy during the reporting period. Lastly, the term loans of Albertson’s LLC also helped performance. Albertson’s is the second largest grocery store chain in North America and has seen sentiment stabilize after initial fears around Amazon acquiring Whole Foods.

Detracting from performance were the senior loans of Veritas US, Inc. The company has disappointed investors with its last two quarterly earnings reports. In addition, management has been slow to calm fears regarding a strategic plan to turn around operations, which has been meet with a negative reaction. Also hurting performance during the reporting period were the loans of Univision Communications, Inc. as the company withdrew its plans for an IPO and faces pressures in its ratings. The company is said to be considering a number of cost cutting initiatives and asset sales. Lastly, the loans of MGM Growth Properties were modestly weaker during the reporting period, however, they continue to trade above par. Symphony continues to hold these positions.

Wellington Management

In the emerging market portion of the Fund’s portfolio, Wellington favored issuers in Eastern Europe and the Middle East over Asia and Latin America. In terms of external sovereign debt, Wellington favored Central and Eastern European markets with improving fundamentals such as Bulgaria, Azerbaijan, and Croatia. Wellington also favored select frontier markets with strong reform stories and/or International Monetary Fund (IMF) commodity price support. Gulf Cooperation Council (GCC) countries with reform momentum and attractive valuations relative to credit quality, specifically Saudi Arabia, Qatar, and United Arab Emirates were also favored. In contrast, Wellington was underweight investment grade countries in Latin America where valuations are tight, including Panama, Chile and Peru. Wellington also maintained underweights to Asian countries where valuations were tight, including Malaysia and the Philippines. Wellington kept relatively low exposure to local markets and corporate debt throughout the reporting period. Local markets debt exposure was concentrated in select high yielding markets, such as Russia given falling inflation and easier monetary policy, and South Africa with improved political landscape leading to improved reform potential. Emerging markets currency exposure was mainly concentrated in Europe, the Middle East and Africa (EMEA) during the reporting period. This included the Egyptian pound given attractive valuations and the country’s improving fundamentals, as well as the Russian ruble given strong external accounts and positive real interest rates. Corporate exposure was more limited throughout the reporting period due to stretched valuations.

Security selection drove positive results, with developed market duration also aiding performance, while country allocation and local rates positioning had a slightly positive impact. In contrast, currency positioning detracted from results.

During the reporting period, at the country level, an underweight country allocation relative to the benchmark to Lebanon, along with overweight country allocation to Azerbaijan, aided results. An out-of-index allocation to United Arab

Emirates and Qatar also proved favorable. In addition, our positioning in external sovereign and external quasi-sovereign debt in Venezuela contributed to performance. In contrast, an underweight country allocation to Colombia, Mexico, and Peru proved unfavorable. A lack of exposure to the Philippines, and an overweight country allocation to Argentina also weighed on results. In addition, negative security selection, specifically an underweight exposure to external sovereign debt in Mexico and an allocation to external quasi-sovereign debt in the oil and gas sector in Argentina hurt results.

Additionally, Wellington Management used currency forward contracts, buying currencies Wellington Management expected to appreciate and selling currencies Wellington Management expected to depreciate. Currency forwards were also used to hedge currency exposure to some local currency denominated emerging markets debt holdings. In aggregate, emerging markets currency positioning had a slightly positive impact on overall performance during the reporting period.

The Fund also used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage yield curve exposure. These positions had a slightly negative impact on performance during the reporting period.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmark was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Fund’s use of leverage had a negative impact on performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts impact on performance was positive during this reporting period.

As of June 30, 2018, the Fund’s percentages of leverage are as shown in the accompanying table.

JDD
Effective Leverage*	31.41%
Regulatory Leverage*	31.41%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time, borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2018	Draws	Paydowns	June 30, 2018	Average Balance Outstanding	Draws	Paydowns	August 27, 2018
$112,900,000	$ —	$(6,000,000)	$106,900,000	$112,601,657	$ —	$ —	$106,900,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

10

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31,
2018, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of May 31,
2018

	Per Share Distributions						Annualized Total Return on NAV
Inception Date	Quarterly	Monthly Equivalent	Monthly Net Investment Income[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	1-Year	5-Year	YTD	YTD Distribution Rate on NAV[4]
9/2003	$0.2400	$0.0800	$0.0426	$0.0873	$1.3529	8.97%	3.80%	6.87%	(3.04)%	4.24%

Common Share Information (continued)

[1]

Net investment income is expressed as a monthly amount using a six-month average. Approximately 25% of net investment income represents net REIT cash flow which may consist of income, capital gains and/or a return of capital.

[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 20181

	Current Quarter			Calendar YTD
	Estimated Source of Distribution			Estimated Per Share Amounts
Per Share Distribution	Net Investment Income[2]	Realized Gains	Return of Capital[3]	Distributions[4]	Net Investment Income[2]	Realized Gains	Return of Capital[3]
$0.2400	44.7%	17.1%	38.2%	$0.5100	$0.2279	$0.0873	$0.1948

[1]

The Fund owns REIT securities which attribute their distributions to various sources, including net investment income, realized gains and return of capital. The estimates above are based on prior year attributions percentages, which can be expected to differ, at least slightly, from the actual final attributions for the current year.

[2]	Net investment income is a projection through the end of the current quarter based on the most recent month-end data.
[3]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

[4]	Includes the most recent quarterly distribution declaration.

THE TAX CUTS AND JOBS ACT

A large portion of the Fund’s portfolio holdings consist of REITs. For tax years beginning after December 31, 2017, The Tax Cuts and Jobs Act generally would allow a non-corporate taxpayer a deduction of 20% of the investor’s domestic qualified business income received from certain pass-through entities, including REITs. However, Regulated Investment Companies (RICs) such as the Fund are not explicitly given the ability to pass the deduction through to their non-corporate shareholders. Treasury has been approached to provide RICs the ability to report a portion of their distributions as qualified business income eligible for the 20% deduction. However, until such relief is provided, non-corporate investors will not be able to receive the tax benefit that they would otherwise receive investing directly in the individual REIT securities.

COMMON SHARE REPURCHASES

During August 2018 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2018, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JDD
Common shares cumulatively repurchased and retired	465,000
Common shares authorized for repurchase	1,975,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2018, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JDD
Common share NAV	$11.82
Common share price	$11.66
Premium/(Discount) to NAV	(1.35)%
6-month average premium/(discount) to NAV	(0.73)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Diversified Dividend and Income Fund (JDD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JDD.

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JDD	Nuveen Diversified Dividend and Income Fund Performance Overview and Holding Summaries as of June 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JDD at Common Share NAV	(2.88)%	2.79%	7.48%	7.31%
JDD at Common Share Price	(1.04)%	1.86%	9.08%	9.65%
Blended Index (Comparative Benchmark)	(0.09)%	4.66%	7.28%	7.87%
S&P 500® Index	2.65%	14.37%	13.42%	10.17%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	37.8%
REIT Common Stocks	35.6%
Emerging Market Debt and Foreign Corporate Bonds	34.3%
Variable Rate Senior Loan Interests	33.6%
Structured Notes	1.0%
$1,000 Par (or similar) Institutional Preferred	0.3%
$25 Par (or similar) Retail Preferred	0.2%
Common Stock Rights	0.0%
Corporate Bonds	0.0%
Repurchase Agreements	2.9%
Investment Companies	0.6%
Other Assets Less Liabilities	(0.5)%
Net Assets Plus Borrowings	145.8%
Borrowings	(45.8)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AA	2.3%
A	4.3%
BBB	29.9%
BB or Lower	63.1%
N/R (not rated)	0.4%
Total	100%

Portfolio Composition

(% of total investments)

REIT Common Stocks	24.3%
Emerging Market Debt and Foreign Corporate Bonds	23.5%
Banks	5.1%
Software	3.5%
Media	2.9%
Hotels, Restaurants & Leisure	2.4%
Oil, Gas & Consumable Fuels	2.3%
Insurance	2.3%
Diversified Telecommunication Services	2.2%
Capital Markets	2.1%
Pharmaceuticals	1.9%
Chemicals	1.6%
Food Products	1.4%
IT Services	1.3%
Health Care Providers & Services	1.3%
Investment Companies	0.4%
Repurchase Agreements	2.0%
Other	19.5%
Total	100%

REIT Common Stocks

Top Five Industries

(% of total investments)

Residential	5.1%
Specialized	4.9%
Retail	4.3%
Office	3.3%
Health Care	2.9%

Country Allocation1

(% of total investments)

United States	57.5%
United Kingdom	3.8%
Germany	2.9%
Japan	1.7%
Hungary	1.5%
Ireland	1.3%
Netherlands	1.3%
Russia	1.3%
Argentina	1.2%
France	1.1%
China	1.1%
Switzerland	1.0%
Sri Lanka	1.0%
Azerbaijan	1.0%
Spain	1.0%
Canada	0.9%
Croatia	0.9%
Other	19.5%
Total	100%

1	Includes 24.2% (as a percentage of total investments) in emerging market countries.
REIT	Real Estate Investment Trust

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 11, 2018 for JDD; at this meeting the shareholders were asked to elect Board Members.

JDD
Common Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	17,336,754
Withhold	496,515
Total	17,833,269
Jack B. Evans
For	17,278,287
Withhold	554,982
Total	17,833,269
Albin F. Moschner
For	17,335,830
Withhold	497,439
Total	17,833,269
William J. Schneider
For	17,251,518
Withhold	581,751
Total	17,833,269

JDD	Nuveen Diversified Dividend and Income Fund Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 142.8% (97.6% of Total Investments)

	COMMON STOCKS – 37.8% (25.8% of Total Investments)

	Air Freight & Logistics – 0.5%

34,781	Deutsche Post AG, (2)	$1,130,047

	Airlines – 0.6%

30,102	Delta Air Lines, Inc.	1,491,253

	Automobiles – 0.5%

17,619	Daimler AG, (2)	1,128,622

	Banks – 6.7%

495,155	AIB Group PLC, (2)	2,681,460
218,620	Bank of Ireland Group PLC, (2)	1,697,149
46,228	CIT Group Inc.	2,330,352
41,364	Citigroup Inc.	2,768,079
141,097	ING Groep N.V, Sponsored ADR	2,020,509
13,255	JP Morgan Chase & Co.	1,381,171
31,268	The Bank of N.T. Butterfield & Son Limited	1,429,573
750,700	Unicaja Banco SA, 144A, (2)	1,285,629
	Total Banks	15,593,922

	Biotechnology – 0.7%

21,649	Gilead Sciences, Inc.	1,533,615

	Capital Markets – 2.7%

69,700	Ares Capital Corporation	1,146,565
21,200	Aurelius AG, (2)	1,254,791
160,000	Daiwa Securities Group Inc., (2)	927,338
104,566	Deutsche Boerse AG, ADR, (2)	1,386,545
104,290	UBS Group AG, (2)	1,598,803
	Total Capital Markets	6,314,042

	Chemicals – 1.6%

55,365	DowDuPont, Inc.	3,649,661

	Diversified Financial Services – 0.5%

142,081	Challenger Limited, (2)	1,243,386

	Diversified Telecommunication Services – 1.4%

47,450	Nippon Telegraph and Telephone Corporation, ADR, (2)	2,151,382
103,655	Telefonica Brasil SA	1,223,293
	Total Diversified Telecommunication Services	3,374,675

	Electric Utilities – 1.0%

63,270	FirstEnergy Corp.	2,272,026

	Electrical Equipment – 0.6%

19,480	Eaton PLC	1,455,935

	Energy Equipment & Services – 0.0%

3,347	Ocean Rig UDW Inc., Class A, (3)	98,670

	Food Products – 0.6%

155,337	Orkla ASA, Sponsored ADR, (2)	1,354,539

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	Gas Utilities – 0.6%

275,900	Italgas SPA, (2)	$1,518,536

	Health Care Providers & Services – 0.0%

6,594	Millennium Health LLC, (3)	330
5,767	Millennium Health LLC, Corporate Claim Trust, (3), (4)	—
6,140	Millennium Health LLC, Lender Claim Trust, (3), (4)	—
	Total Health Care Providers & Services	330

	Hotels, Restaurants & Leisure – 0.4%

13,750	Hyatt Hotels Corporation, Class A	1,060,813

	Household Durables – 0.7%

95,024	Sekisui House, Ltd., (2)	1,679,490

	Industrial Conglomerates – 0.9%

15,470	Siemens AG, (2)	2,038,263

	Insurance – 3.3%

40,761	Ageas, (2)	2,052,033
7,565	Allianz AG ORD Shares, (2)	1,558,803
25,440	CNA Financial Corporation	1,162,099
38,000	NN Group NV, (2)	1,541,143
11,490	RenaissanceRe Holdings, Limited	1,382,477
	Total Insurance	7,696,555

	Media – 0.8%

10,428	Cumulus Media Inc., Class A, (3)	165,545
655,186	Hibu PLC, (3)	196,556
2,099	Metro-Goldwyn-Mayer, (3)	194,420
3,184	Tribune Media Company	1,115
45,354	Viacom Inc., Class B	1,367,877
	Total Media	1,925,513

	Multi-Utilities – 1.0%

105,730	Veolia Environment S.A., (2)	2,259,347

	Oil, Gas & Consumable Fuels – 3.0%

13,404	Chevron Corporation	1,694,668
71,800	Dominion Midstream Partners, LP	976,480
99,921	Enterprise Products Partnership LP	2,764,814
9	Southcross Holdings Borrower LP, (3)	2,003
24,800	Total SA, Sponsored ADR	1,501,888
	Total Oil, Gas & Consumable Fuels	6,939,853

	Pharmaceuticals – 2.5%

36,799	AstraZeneca PLC, Sponsored ADR	1,292,013
79,000	GlaxoSmithKline PLC, Sponsored ADR	3,184,490
50,655	Roche Holdings AG, Sponsored ADR, (2)	1,399,598
	Total Pharmaceuticals	5,876,101

	Real Estate Management & Development – 1.0%

187,200	Great Eagle Holdings Limited, (2)	912,762
836,690	Sino Land Company Limited, (2)	1,359,597
	Total Real Estate Management & Development	2,272,359

	Road & Rail – 0.5%

8,080	Union Pacific Corporation	1,144,774

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment – 1.2%

102,290	Cypress Semiconductor Corporation	$1,593,678
45,989	Infineon Technologies AG, (2)	1,168,180
	Total Semiconductors & Semiconductor Equipment	2,761,858

	Software – 2.3%

18,762	Microsoft Corporation	1,850,121
79,170	Oracle Corporation	3,488,230
	Total Software	5,338,351

	Specialty Retail – 0.5%

316,650	Kingfisher PLC, (2)	1,238,294

	Technology Hardware, Storage & Peripherals – 0.6%

38,400	Samsung Electronics Company Limited, (2)	1,296,725

	Tobacco – 1.1%

68,944	Imperial Brands PLC, Sponsored ADR, (2)	2,560,580
	Total Common Stocks (cost $77,929,889)	88,248,135

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST (REIT) COMMON STOCKS – 35.6% (24.3% of Total Investments)

	Diversified – 1.4%

135,230	Colony Capital Inc., Class A	$843,835
53,275	Liberty Property Trust	2,361,680
	Total Diversified	3,205,515

	Health Care – 4.3%

155,975	Health Care Property Investors Inc.	4,027,274
45,060	Senior Housing Properties Trust	815,135
44,675	Ventas Inc.	2,544,241
42,390	Welltower Inc.	2,657,429
	Total Health Care	10,044,079

	Hotels, Restaurant & Leisure – 1.7%

25,175	Apple Hospitality REIT, Inc.	450,129
116,342	Host Hotels & Resorts Inc.	2,451,325
25,056	Park Hotels & Resorts, Inc.	767,465
7,675	Pebblebrook Hotel Trust	297,790
	Total Hotels, Restaurant & Leisure	3,966,709

	Industrial – 2.3%

22,925	Industrial Logistics Properties Trust.	512,374
75,623	Prologis Inc.	4,967,675
	Total Industrial	5,480,049

	Office – 4.9%

19,775	Alexandria Real Estate Equities Inc.	2,495,012
17,300	Boston Properties, Inc.	2,169,766
43,625	Brandywine Realty Trust	736,390
38,100	Douglas Emmett Inc.	1,530,858
43,800	Hudson Pacific Properties Inc.	1,551,834
22,275	JBG Smith Properties	812,369
16,300	Kilroy Realty Corporation	1,232,932
8,400	SL Green Realty Corporation	844,452
	Total Office	11,373,613

	Residential – 7.4%

112,750	American Homes 4 Rents, Class A	2,500,795

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares		Description (1)				Value

		Residential (continued)

69,525		Apartment Investment & Management Company, Class A				$2,940,908
23,725		AvalonBay Communities, Inc.				4,078,090
58,150		Equity Residential				3,703,574
3,475		Essex Property Trust Inc.				830,768
74,800		Invitation Homes, Inc.				1,724,888
7,225		Sun Communities Inc.				707,183
22,275		UDR Inc.				836,204
		Total Residential				17,322,410

		Retail – 6.4%

48,625		DDR Corp				870,388
7,450		Federal Realty Investment Trust				942,798
65,600		GGP, Inc.				1,340,208
85,175		Kimco Realty Corporation				1,447,123
40,391		Macerich Company				2,295,421
17,175		Regency Centers Corporation				1,066,224
28,275		Retail Properties of America Inc., Class A				361,355
23,110		Simon Property Group, Inc.				3,933,090
28,200		Taubman Centers Inc.				1,657,032
30,050		Weingarten Realty Trust				925,841
		Total Retail				14,839,480

		Specialized – 7.2%

14,100		Coresite Realty Corporation				1,562,562
39,375		CubeSmart				1,268,663
27,025		Digital Realty Trust Inc.				3,015,450
8,875		Equinix Inc.				3,815,273
29,725		Life Storage, Inc.				2,892,540
18,549		Public Storage, Inc.				4,208,027
		Total Specialized				16,762,515
		Total Real Estate Investment Trust (REIT) Common Stocks (cost $63,803,778)				82,994,370

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 34.3% (23.5% of Total Investments)

		Angola – 0.3%

$335		Angolan Government International Bond, 144A	8.250%	5/09/28	B	$335,118
320		Angolan Government International Bond, 144A	9.375%	5/08/48	B	322,675
		Total Angola				657,793

		Argentina – 1.7%

345		City of Buenos Aires, Argentina, 144A	8.950%	2/19/21	B+	352,487
310		City of Buenos Aires, Argentina, 144A	7.500%	6/01/27	B+	279,992
320		City of Buenos Aires, Argentina, Reg S	7.500%	6/01/27	B+	289,024
210		Province of Buenos Aires, 144A	9.125%	3/16/24	B+	201,600
220		Province of Buenos Aires, 144A	7.875%	6/15/27	B+	192,500
171		Provincia de Cordoba, 144A	7.125%	6/10/21	B+	161,595
35		Republic of Argentina	5.875%	1/11/28	B+	28,438
110		Republic of Argentina	6.875%	1/11/48	B+	82,831
150		Republic of Argentina	6.250%	4/22/19	B+	150,602
409		Republic of Argentina	6.875%	4/22/21	B+	402,864
100	EUR	Republic of Argentina	3.375%	1/15/23	B+	105,676
950		Republic of Argentina	6.875%	1/26/27	B+	836,000
150	EUR	Republic of Argentina	5.250%	1/15/28	B+	149,749
365		Republic of Argentina	2.500%	12/31/38	B+	206,955
150		Republic of Argentina	7.625%	4/22/46	B+	121,050
139		YPF Sociedad Anonima, 144A	6.950%	7/21/27	B+	119,193
140		YPF Sociedad Anonima, 144A	7.000%	12/15/47	B+	105,700
166		YPF Sociedad Anonima, 144A	8.750%	4/04/24	B2	163,527

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Argentina (continued)

$50		YPF Sociedad Anonima, Reg S	8.500%	7/28/25	B2	$47,610
		Total Argentina				3,997,393

		Armenia – 0.2%

455		Republic of Armenia, Reg S	7.150%	3/26/25	B1	475,703

		Azerbaijan – 1.4%

780		Azerbaijan Government International Bond, Reg S	3.500%	9/01/32	BB+	641,590
1,710		Azerbaijan Government International Bond, Reg S	4.750%	3/18/24	BB+	1,693,597
210		Azerbaijan State Oil Company, Reg S	6.950%	3/18/30	BB+	224,377
200		Southern Gas Corridor CJSC, 144A	6.875%	3/24/26	BB+	215,624
545		Southern Gas Corridor CJSC, Reg S	6.875%	3/24/26	BB+	588,366
		Total Azerbaijan				3,363,554

		Brazil – 0.7%

730	BRL	Brazil Nota do Tesouro Nacional	10.000%	1/01/21	Ba2	191,302
256	BRL	Brazil Nota do Tesouro Nacional	6.000%	8/15/50	Ba2	211,615
225		Centrais Eletricas Brasileiras S.A, Reg S	5.750%	10/27/21	BB–	219,600
200		Gerdau Trade Inc., 144A	4.875%	10/24/27	BBB–	184,750
17		Petrobras Global Finance BV	6.125%	1/17/22	Ba2	17,289
595		Petrobras Global Finance BV	5.750%	2/01/29	Ba2	523,081
321		Petrobras Global Finance BV, 144A	5.999%	1/27/28	Ba2	290,505
		Total Brazil				1,638,142

		Bulgaria – 0.1%

185	EUR	Republic of Bulgaria, Reg S	3.125%	3/26/35	Baa2	229,563

		Chile – 0.2%

260		Corporacion Nacional del Cobre, 144A	3.625%	8/01/27	A+	247,658
200		Empresa Nacional del Petroleo, 144A	4.500%	9/14/47	A	178,800
		Total Chile				426,458

		China – 1.2%

200		Industrial & Commercial Bank of China Ltd, Reg S	4.875%	9/21/25	BBB+	202,118
580		Sinopec Group Overseas Development 2012 Limited, Reg S	4.875%	5/17/42	A+	605,681
230		Sinopec Group Overseas Development 2016 Limited, 144A	3.500%	5/03/26	A+	219,075
925		Sinopec Group Overseas Development 2017 Limited, 144A	3.625%	4/12/27	A1	881,767
450		State Grid Overseas Investment 2016 Ltd, 144A	4.250%	5/02/28	A+	450,805
430		State Grid Overseas Investment 2016 Ltd, 144A	3.500%	5/04/27	A+	410,279
		Total China				2,769,725

		Colombia – 0.3%

502,790	COP	Colombian TES	3.300%	3/17/27	N/R	173,779
260		EcoPetrol SA	5.875%	9/18/23	BBB	275,600
420,000	COP	Republic of Colombia	7.750%	4/14/21	Baa2	150,901
175,000	COP	Republic of Colombia	9.850%	6/28/27	Baa2	74,966
		Total Colombia				675,246

		Costa Rica – 0.3%

645		Republic of Costa Rica, Reg S	7.000%	4/04/44	Ba2	628,875

		Cote d’Ivoire (Ivory Coast) – 1.1%

100	EUR	Ivory Coast Government International Bond, 144A	5.250%	3/22/30	Ba3	111,410
335		Ivory Coast Republic, 144A	5.375%	7/23/24	Ba3	313,546
390		Ivory Coast Republic, 144A	6.125%	6/15/33	Ba3	343,406
365		Ivory Coast Republic, Reg S	5.375%	7/23/24	Ba3	341,559
420		Ivory Coast Republic, Reg S	6.375%	3/03/28	Ba3	395,850
671		Ivory Coast Republic, Reg S	5.750%	12/31/32	B+	620,336

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Cote d’Ivoire (Ivory Coast) (continued)

$605		Ivory Coast Republic, Reg S	6.125%	6/15/33	Ba3	$532,719
		Total Cote d’Ivoire (Ivory Coast)				2,658,826

		Croatia – 1.9%

1,355		Croatia Government International Bond, Reg S	6.000%	1/26/24	BB+	1,455,947
425	EUR	Croatia Government International Bond, Reg S	3.000%	3/20/27	BB+	511,652
340	EUR	Croatia Government International Bond, Reg S	2.750%	1/27/30	BB+	389,618
460		Republic of Croatia, Reg S	5.500%	4/04/23	BB+	483,136
535		Republic of Croatia, Reg S	6.625%	7/14/20	BB+	562,553
710		Republic of Croatia, Reg S	6.375%	3/24/21	BB+	752,041
325	EUR	Republic of Croatia, Reg S	3.000%	3/11/25	BB+	404,618
		Total Croatia				4,559,565

		Dominican Republic – 1.3%

165		Dominican Republic, 144A	6.600%	1/28/24	BB–	173,057
550		Dominican Republic, 144A	5.500%	1/27/25	BB–	546,282
285		Dominican Republic, Reg S	6.600%	1/28/24	BB–	298,917
1,140		Dominican Republic, Reg S	5.875%	4/18/24	BB–	1,167,325
545		Dominican Republic, Reg S	7.450%	4/30/44	BB–	565,438
290		Dominican Republic, Reg S	6.850%	1/27/45	BB–	287,451
		Total Dominican Republic				3,038,470

		Ecuador – 0.6%

255		Ecuador Government International Bond, 144A	7.875%	1/23/28	B	213,614
225		Republic of Ecuador, 144A	10.750%	3/28/22	B	231,008
786		Republic of Ecuador, 144A	9.650%	12/13/26	B	736,246
200		Republic of Ecuador, Reg S	7.950%	6/20/24	B	176,540
		Total Ecuador				1,357,408

		Egypt – 0.8%

640		Arab Republic of Egypt, 144A	7.500%	1/31/27	B	629,133
200		Arab Republic of Egypt, Reg S	8.500%	1/31/47	B	193,184
270		Egypt Government International Bond, 144A	5.577%	2/21/23	B	255,825
130		Egypt Government International Bond, 144A	4.750%	4/16/26	B	139,201
305		Egypt Government International Bond, 144A	6.588%	2/21/28	B	280,363
125		Egypt Government International Bond, 144A	5.625%	4/16/30	B	130,718
250		Egypt Government International Bond, 144A	7.903%	2/21/48	B	227,460
		Total Egypt				1,855,884

		El Salvador – 0.0%

75		Republic of El Salvador, Reg S	7.625%	9/21/34	B3	76,500
45		Republic of El Salvador, Reg S	8.250%	4/10/32	B3	46,566
		Total El Salvador				123,066

		Ethiopia – 0.1%

200		Ethiopia International Bond, Reg S	6.625%	12/11/24	B1	195,540

		Ghana – 0.5%

310		Ghana Government International Bond, 144A	7.625%	5/16/29	B	302,638
250		Ghana Government International Bond, 144A	8.627%	6/16/49	B	243,255
445		Republic of Ghana, 144A	10.750%	10/14/30	BB–	539,919
		Total Ghana				1,085,812

		Honduras – 0.1%

150		Honduras Government, 144A	6.250%	1/19/27	BB–	150,330

		Hong Kong – 0.1%

200		Shimao Property Holdings Ltd, Reg S	4.750%	7/03/22	BBB–	190,481

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Hungary – 2.2%

$390	Hungarian Development Bank, Reg S	6.250%	10/21/20	Baa3	$408,730
2,360	Republic of Hungary, Government Bond	6.375%	3/29/21	BBB–	2,520,588
1,824	Republic of Hungary, Government Bond	5.375%	2/21/23	BBB–	1,930,996
196	Republic of Hungary, Government Bond	5.750%	11/22/23	BBB–	210,871
	Total Hungary				5,071,185

	Indonesia – 0.9%

200	Perusahaan Listrik Negara PT, 144A	5.450%	5/21/28	Baa2	203,079
200	Perusahaan Listrik Negara PT, 144A	6.150%	5/21/48	Baa2	202,051
350	Republic of Indonesia Treasury Bill, Reg S	5.250%	1/08/47	Baa2	350,417
200	Republic of Indonesia, 144A	5.250%	1/08/47	Baa2	200,238
330	Republic of Indonesia, Reg S	4.750%	1/08/26	Baa2	334,450
200	Republic of Indonesia, Reg S	4.350%	1/08/27	Baa2	197,065
374	Republic of Indonesia, Reg S	7.750%	1/17/38	Baa2	480,378
200	Republic of Indonesia, Reg S	5.125%	1/15/45	Baa2	196,523
	Total Indonesia				2,164,201

	Ireland – 0.1%

200	Minejesa Capital BV, Reg S	4.625%	8/10/30	Baa3	181,731

	Israel – 0.2%

400	State of Israel	4.500%	1/30/43	A+	404,086

	Jamaica – 0.1%

200	Jamaica Government	7.875%	7/28/45	B	221,500

	Jordan – 0.2%

200	Jordan Government International Bond, Reg S	6.125%	1/29/26	B+	193,231
200	Kingdom of Jordan, 144A	7.375%	10/10/47	B+	183,132
200	Kingdom of Jordan, Reg S	5.750%	1/31/27	B+	185,447
	Total Jordan				561,810

	Kazakhstan – 0.9%

220	KazAgro National Management Holding JSC, 144A	4.625%	5/24/23	BBB–	211,530
330	Kazakhstan Development Bank, Reg S	6.500%	6/03/20	Baa3	339,624
420	KazMunayGas National Co JSC, 144A	5.375%	4/24/30	Baa3	420,916
400	KazMunayGas National Co JSC, 144A	6.375%	10/24/48	Baa3	403,900
380	Kazmunaygas National, 144A	3.875%	4/19/22	Baa3	373,540
395	Kazmunaygas National, 144A	5.750%	4/19/47	Baa3	376,238
	Total Kazakhstan				2,125,748

	Kenya – 0.1%

200	Kenya Government International Bond, 144A	8.250%	2/28/48	B+	187,268
200	Republic of Kenya, Reg S	6.875%	6/24/24	B+	197,236
	Total Kenya				384,504

	Lebanon – 0.2%

130	Lebanon Government International Bond, Reg S	5.800%	4/14/20	B–	123,171
160	Republic of Lebanon, Reg S	5.450%	11/28/19	B–	153,258
130	Republic of Lebanon, Reg S	8.250%	4/12/21	B–	123,794
150	Republic of Lebanon	6.375%	3/09/20	B–	143,440
	Total Lebanon				543,663

	Malaysia – 0.1%

230	Petronas Capital Limited, Reg S	3.500%	3/18/25	A1	222,332

	Mexico – 1.0%

1,307	Petroleos Mexicanos	6.750%	9/21/47	BBB+	1,242,303
145	Petroleos Mexicanos	6.500%	3/13/27	BBB+	148,335
311	Petroleos Mexicanos, 144A	6.350%	2/12/48	BBB+	281,455

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Mexico (continued)

$256		United Mexican States	4.750%	3/08/44	A3	$238,562
173		United Mexican States	5.550%	1/21/45	A3	180,785
200		United Mexican States	4.600%	1/23/46	A3	184,000
		Total Mexico				2,275,440

		Morocco – 0.8%

305		Kingdom of Morocco, Reg S	5.500%	12/11/42	BBB–	308,813
760		Office Cherifien Des Phosphates SA, Reg S	5.625%	4/25/24	BBB–	776,545
495		Office Cherifien Des Phosphates SA, Reg S	4.500%	10/22/25	BBB–	470,617
280		Office Cherifien Des Phosphates SA, Reg S	6.875%	4/25/44	BBB–	292,987
		Total Morocco				1,848,962

		Nigeria – 0.8%

200		Nigeria Government International Bond, 144A	7.143%	2/23/30	B+	188,665
200		Nigerian Government International Bond, 144A	7.625%	11/28/47	B+	182,183
445		Nigerian Government International Bond, Reg S	7.875%	2/16/32	B+	435,989
200		Nigerian Republic Treasury Bond, 144A	7.875%	2/16/32	B+	196,100
425		Nigerian Republic Treasury Bond, Reg S	5.125%	7/12/18	B+	423,806
465		Nigerian Republic Treasury Bond, 144A	6.500%	11/28/27	B+	432,111
		Total Nigeria				1,858,854

		Oman – 1.3%

260		Oman Government International Bond, 144A	3.625%	6/15/21	Baa3	251,829
435		Oman Government International Bond, 144A	5.375%	3/08/27	Baa3	409,681
400		Oman Government International Bond, 144A	6.500%	3/08/47	Baa3	358,016
210		Oman Government International Bond, 144A	4.125%	1/17/23	Baa3	199,500
265		Oman Government International Bond, 144A	5.625%	1/17/28	Baa3	249,431
305		Oman Government International Bond, 144A	6.750%	1/17/48	Baa3	276,025
700		Oman Government International Bond, Reg S	5.375%	3/08/27	Baa3	659,016
200		Oman Government International Bond, Reg S	5.625%	1/17/28	Baa3	188,134
200		Oman Government International Bond, Reg S	6.500%	3/08/47	Baa3	178,640
200		Oztel Holdings SPC Ltd, 144A	6.625%	4/24/28	Baa3	190,034
		Total Oman				2,960,306

		Pakistan – 0.1%

275		Islamic Republic of Pakistan, 144A	7.250%	4/15/19	B	271,442

		Panama – 0.1%

200		Panama Government International Bond	4.500%	4/16/50	BBB	192,500

		Paraguay – 0.3%

200		Republic of Paraguay, 144A	4.700%	3/27/27	Ba1	195,000
200		Republic of Paraguay, Reg S	4.625%	1/25/23	Ba1	202,500
315		Republic of Paraguay, Reg S	6.100%	8/11/44	Ba1	322,088
		Total Paraguay				719,588

		Peru – 0.2%

420		Peru LNG Srl, 144A	5.375%	3/22/30	BBB–	415,800

		Qatar – 0.8%

200		Qatar Government International Bond, 144A	4.500%	4/23/28	AA–	201,838
825		Qatar Government International Bond, 144A	5.103%	4/23/48	AA–	822,492
965		State of Qatar, Reg S	2.375%	6/02/21	AA–	931,298
		Total Qatar				1,955,628

		Romania – 0.6%

306	EUR	Republic of Romania, 144A	2.875%	5/26/28	BBB–	363,996
680	EUR	Republic of Romania, Reg S	3.875%	10/29/35	BBB–	809,016
95	EUR	Romanian Government International Bond, 144A	2.500%	2/08/30	BBB–	106,041
45	EUR	Romanian Government International Bond, 144A	3.375%	2/08/38	BBB–	49,604
		Total Romania				1,328,657

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Russia – 2.0%

$195		Gaz Capital SA, Reg S	9.250%	4/23/19	BBB–	$203,318
30,265	RUB	Russian Federal Bond – Obligatsyi Federal’novo Zaima	8.500%	9/17/31	BBB–	515,174
600		Russian Federation, Reg S	5.250%	6/23/47	BBB–	577,500
600		Russian Federation, 144A	4.250%	6/23/27	BBB–	577,892
300		Russian Federation, Reg S	5.000%	4/29/20	BBB–	307,044
800		Russian Federation, Reg S	4.875%	9/16/23	BBB–	829,910
600		Russian Federation, Reg S	4.750%	5/27/26	BBB–	600,420
400		Russian Federation, Reg S	4.250%	6/23/27	BBB–	385,468
200		Russian Federation, Reg S	5.625%	4/04/42	BBB–	209,256
400		Russian Foreign Bond – Eurobond, 144A	4.375%	3/21/29	BBB–	386,327
200		Russian Foreign Bond – Eurobond, 144A	5.250%	6/23/47	BBB–	192,500
		Total Russia				4,784,809

		Saudi Arabia – 0.9%

240		Saudi Government International Bond, 144A	2.375%	10/26/21	A1	230,448
465		Saudi Government International Bond, 144A	2.875%	3/04/23	A1	447,285
215		Saudi Government International Bond, 144A	4.625%	10/04/47	A1	200,419
200		Saudi Government International Bond, 144A	4.000%	4/17/25	A1	199,012
305		Saudi Government International Bond, 144A	4.500%	4/17/30	A1	304,644
680		Saudi Government International Bond, Reg S	2.375%	10/26/21	A1	652,935
		Total Saudi Arabia				2,034,743

		Senegal – 0.7%

200		Republic of Senegal, Reg S	6.750%	3/13/48	Ba3	170,384
200		Republic of Senegal, Reg S	6.250%	5/23/33	Ba3	177,250
565		Republic of Senegal, Reg S	6.250%	7/30/24	Ba3	553,001
200		Republic of Senegal, Reg S	8.750%	5/13/21	Ba3	214,974
100	EUR	Senegal Government International Bond, 144A	4.750%	3/13/28	Ba3	108,733
200		Senegal Government International Bond, 144A	6.250%	5/23/33	Ba3	177,250
200		Senegal Government International Bond, 144A	6.750%	3/13/48	Ba3	170,722
		Total Senegal				1,572,314

		Serbia – 0.3%

570		Serbia International Bond, Reg S	7.250%	9/28/21	BB	622,013

		Singapore – 0.1%

200		Greenko Dutch B.V., Reg S	5.250%	7/24/24	Ba2	182,400

		South Africa – 1.0%

270		Eskom Holdings Limited, Reg S	6.750%	8/06/23	B3	257,308
3,315	ZAR	Republic of South Africa Government Bond	8.000%	1/31/30	Baa3	220,409
200		Republic of South Africa Government International Bond	5.875%	6/22/30	Baa3	198,278
200		Republic of South Africa Government International Bond	6.300%	6/22/48	Baa3	193,678
465		Republic of South Africa	5.875%	9/16/25	Baa3	477,276
320		Republic of South Africa	4.850%	9/27/27	Baa3	302,401
435		Republic of South Africa	4.300%	10/12/28	Baa3	387,507
4,800	ZAR	Republic of South Africa	6.250%	3/31/36	Baa3	252,796
200		Republic of South Africa	5.000%	10/12/46	Baa3	166,132
		Total South Africa				2,455,785

		Sri Lanka – 1.5%

720		Republic of Sri Lanka, 144A	6.000%	1/14/19	B+	722,710
335		Republic of Sri Lanka, 144A	6.200%	5/11/27	B+	305,699
505		Republic of Sri Lanka, 144A	6.850%	11/03/25	B+	488,608
615		Republic of Sri Lanka, Reg S	6.850%	11/03/25	B+	595,038
310		Republic of Sri Lanka, Reg S	6.250%	7/27/21	B+	311,937
200		Republic of Sri Lanka, Reg S	5.875%	7/25/22	B+	196,364
200		Republic of Sri Lanka, Reg S	6.825%	7/18/26	B+	191,531
680		Republic of Sri Lanka, Reg S	6.200%	5/11/27	B+	620,523
		Total Sri Lanka				3,432,410

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Tajikistan – 0.1%

$200		Republic or Tajikistan, 144A	7.125%	9/14/27	B–	$176,822

		Tunisia – 0.2%

500		Banque de Tunisie, Reg S	5.750%	1/30/25	B+	440,000
105	EUR	Banque de Tunisie, Reg S	5.625%	2/17/24	B+	119,552
		Total Tunisia				559,552

		Turkey – 1.1%

1,215		Republic of Turkey, Government Bond	7.000%	6/05/20	BB+	1,243,748
345		Republic of Turkey, Government Bond	5.625%	3/30/21	BB+	342,940
200		Republic of Turkey, Government Bond	6.000%	3/25/27	BB+	187,931
400		Republic of Turkey, Government Bond	6.000%	1/14/41	BB+	339,002
680		Republic of Turkey, Government Bond	5.750%	5/11/47	BB+	548,678
		Total Turkey				2,662,299

		Ukraine – 0.7%

117		Republic of Ukraine, 144A	7.750%	9/01/21	B–	115,245
103		Republic of Ukraine, 144A	7.750%	9/01/23	B–	99,127
103		Republic of Ukraine, 144A	7.750%	9/01/25	B–	96,419
200		Republic of Ukraine, 144A	7.750%	9/01/27	B–	183,482
643		Republic of Ukraine, 144A	7.375%	9/25/32	B–	550,890
105		Republic of Ukraine, Reg S	7.750%	9/01/23	B–	101,031
230		Republic of Ukraine, Reg S	7.750%	9/01/25	B–	215,305
215		Republic of Ukraine, Reg S	7.750%	9/01/26	B–	199,137
100		Republic of Ukraine, Reg S	7.750%	9/01/27	B–	91,735
		Total Ukraine				1,652,371

		United Arab Emirates – 1.0%

370		Abu Dhabi Government International Bond, Reg S	4.125%	10/11/47	AA	337,650
200		Abu Dhabi National Energy Co PJSC, 144A	4.875%	4/23/30	A	199,500
360		Abu Dhabi National Energy Company, Reg S	4.375%	6/22/26	A	354,809
915		Emirate of Abu Dhabi, 144A	2.500%	10/11/22	AA	876,112
510		Emirate of Abu Dhabi, 144A	3.125%	10/11/27	AA	474,606
		Total United Arab Emirates				2,242,677

		Uruguay – 0.3%

376		Republic of Uruguay	5.100%	6/18/50	BBB	369,580
330		Uruguay Government International Bond	4.975%	4/20/55	Baa2	320,100
		Total Uruguay				689,680

		Venezuela – 0.3%

1,877		Petroleos de Venezuela S.A, Reg S, (7)	6.000%	11/15/26	C	394,118
360		Republic of Venezuela, Reg S, (7)	9.000%	5/07/23	C	97,200
1,170		Republic of Venezuela, Reg S, (7)	9.250%	5/07/28	C	316,719
		Total Venezuela				808,037

		Zambia – 0.2%

215		Republic of Zambia, Reg S	8.500%	4/14/24	B	190,896
325		Republic of Zambia, Reg S	8.970%	7/30/27	B	286,881
		Total Zambia				477,777
		Total Emerging Market Debt and Foreign Corporate Bonds (cost $83,773,883)				80,139,460

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 33.6% (22.9% of Total Investments) (8)

	Aerospace & Defense – 0.2%

$490	Transdigm, Inc., Term Loan F	4.594%	1-Month LIBOR	2.500%	6/09/23	Ba2	$487,787

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Airlines – 1.0%

$480	American Airlines, Inc., Term Loan 2025	3.853%	1-Month LIBOR	1.750%	6/27/25	BB+	$472,242
1,960	American Airlines, Inc., Term Loan B	4.094%	1-Month LIBOR	2.000%	4/28/23	BB+	1,942,606
2,440	Total Airlines						2,414,848

	Automobiles – 0.2%

576	Chrysler Group LLC, Term Loan	4.100%	1-Month LIBOR	2.000%	12/31/18	Baa2	577,321

	Biotechnology – 0.3%

741	Grifols, Inc., Term Loan B	4.238%	1-Week LIBOR	2.250%	1/31/25	BB+	741,706

	Building Products – 0.6%

500	Fairmount, Initial Term Loan	6.050%	3-Month LIBOR	3.750%	6/01/25	BB	500,705
865	Quikrete Holdings, Inc., Term Loan B	4.844%	1-Month LIBOR	2.750%	11/15/23	BB–	862,127
1,365	Total Building Products						1,362,832

	Capital Markets – 0.2%

484	RPI Finance Trust, Term Loan B6	4.334%	3-Month LIBOR	2.000%	3/27/23	BBB–	484,423

	Chemicals – 0.8%

653	Axalta Coating Systems, Term Loan, First Lien	4.084%	3-Month LIBOR	1.750%	6/01/24	BBB–	650,934
494	H.B. Fuller Company, Term Loan B	4.084%	1-Month LIBOR	2.000%	10/22/24	BB+	490,847
199	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	200,119
590	Univar, Inc., Term Loan B	4.594%	1-Month LIBOR	2.500%	7/01/24	BB	589,585
1,936	Total Chemicals						1,931,485

	Commercial Services & Supplies – 0.4%

720	ADS Waste Holdings, Inc., Term Loan B	4.231%	1-Week LIBOR	2.250%	11/10/23	BB+	719,491
43	West Corporation, Incremental Term Loan B1	5.594%	1-Month LIBOR	3.500%	10/10/24	Ba3	42,493
188	West Corporation, Term Loan B	6.094%	1-Month LIBOR	4.000%	10/10/24	BB+	187,875
951	Total Commercial Services & Supplies						949,859

	Communications Equipment – 0.3%

192	CommScope, Inc., Term Loan B	4.094%	1-Month LIBOR	2.000%	12/29/22	Baa3	192,861
565	Plantronics, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Ba1	564,955
757	Total Communications Equipment						757,816

	Containers & Packaging – 0.7%

372	Berry Global, Inc., Term Loan Q	4.075%	1-Month LIBOR	2.000%	10/01/22	BBB–	372,009
1,253	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.844%	1-Month LIBOR	2.750%	2/05/23	B+	1,253,275
1,625	Total Containers & Packaging						1,625,284

	Distributors – 0.2%

500	SRS Distribution, Inc., Term Loan B	5.580%	3-Month LIBOR	3.250%	5/23/25	B	493,335

	Diversified Financial Services – 0.5%

500	Lions Gate Entertainment Corporation, Term Loan A	3.841%	1-Month LIBOR	1.750%	3/22/23	Ba2	498,750
339	Travelport LLC, Term Loan B	4.830%	3-Month LIBOR	2.500%	3/17/25	B+	338,096
409	Veritas US, Inc., Term Loan B1	6.654%	1-Month LIBOR	4.500%	1/27/23	B+	376,183
1,248	Total Diversified Financial Services						1,213,029

	Diversified Telecommunication Services – 1.8%

1,218	CenturyLink, Inc., Term Loan B	4.844%	1-Month LIBOR	2.750%	1/31/25	BBB–	1,195,268
768	Frontier Communications Corporation, Term Loan B	5.850%	1-Month LIBOR	3.750%	1/14/22	BB	760,319
511	Intelsat Jackson Holdings, S.A., Term Loan B	5.853%	1-Month LIBOR	3.750%	11/30/23	B1	510,533
78	Intelsat Jackson Holdings, S.A., Term Loan B4	6.603%	1-Month LIBOR	4.500%	1/02/24	B1	81,549

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Diversified Telecommunication Services (continued)

$125	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	$129,628
227	Level 3 Financing, Inc., Tranche B, Term Loan	4.334%	1-Month LIBOR	2.250%	2/22/24	BBB–	226,350
262	WideOpenWest Finance LLC, Term Loan B	5.335%	1-Month LIBOR	3.250%	8/18/23	B	250,513
1,000	Ziggo B.V., Term Loan E	4.573%	1-Month LIBOR	2.500%	4/15/25	BB	990,575
4,189	Total Diversified Telecommunication Services						4,144,735

	Electric Utilities – 0.5%

802	Vistra Operations Co., Term Loan B1	4.094%	1-Month LIBOR	2.000%	8/01/23	BBB–	797,500
278	Vistra Operations Co., Term Loan B3	4.067%	1-Month LIBOR	2.000%	12/31/25	BBB–	276,311
1,080	Total Electric Utilities						1,073,811

	Electrical Equipment – 0.2%

438	Zebra Technologies Corporation, Term Loan B	4.057%	3-Month LIBOR	1.750%	10/27/21	BB+	437,908

	Energy Equipment & Services – 0.0%

15	Ocean Rig UDW, Inc., Term Loan	8.000%	N/A	N/A	9/20/24	B	15,677

	Equity Real Estate Investment Trusts – 0.5%

562	Communications Sales & Leasing, Inc., Shortfall Term Loan	5.094%	1-Month LIBOR	3.000%	10/24/22	BB+	537,825
631	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	8.094%	1-Month LIBOR	6.000%	6/30/22	Caa2	607,302
1,193	Total Equity Real Estate Investment Trusts						1,145,127

	Food & Staples Retailing – 0.8%

298	Albertson’s LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Ba2	297,621
1,618	Albertson’s LLC, Term Loan B4	4.844%	1-Month LIBOR	2.750%	8/25/21	Ba2	1,604,602
1,916	Total Food & Staples Retailing						1,902,223

	Food Products – 1.2%

480	Jacobs Douwe Egberts, Term Loan B	4.625%	3-Month LIBOR	2.250%	7/04/22	BB	479,582
2,293	US Foods, Inc., Term Loan B	4.094%	1-Month LIBOR	2.500%	6/27/23	BBB–	2,302,008
2,773	Total Food Products						2,781,590

	Health Care Equipment & Supplies – 0.4%

440	Acelity, Term Loan B	5.584%	3-Month LIBOR	3.250%	2/02/24	B1	440,827
398	ConvaTec, Inc., Term Loan B	4.584%	3-Month LIBOR	2.250%	10/25/23	BB	398,976
838	Total Health Care Equipment & Supplies						839,803

	Health Care Providers & Services – 2.0%

783	Acadia Healthcare, Inc., Term Loan B3	4.594%	1-Month LIBOR	2.500%	2/11/22	Ba2	786,108
222	Air Medical Group Holdings, Inc., Term Loan B	6.335%	1-Month LIBOR	4.250%	3/14/25	B1	219,155
254	Community Health Systems, Inc., Term Loan G	5.307%	3-Month LIBOR	3.000%	12/31/19	B	254,344
297	Community Health Systems, Inc., Term Loan H	5.557%	3-Month LIBOR	3.250%	1/27/21	B	290,100
798	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	4.844%	1-Month LIBOR	2.750%	6/24/21	BBB–	801,121
477	Envision Healthcare Corporation, Term Loan B, First Lien	5.100%	1-Month LIBOR	3.000%	12/01/23	Ba2	477,103
1,236	HCA, Inc., Term Loan B10	4.094%	1-Month LIBOR	2.000%	3/13/25	BBB–	1,241,256
47	HCA, Inc., Term Loan B11	3.844%	1-Month LIBOR	1.750%	3/17/23	BBB–	46,807
326	Millennium Laboratories, Inc., Term Loan B, First Lien	8.594%	1-Month LIBOR	6.500%	12/21/20	CCC+	181,350
249	PharMerica, Term Loan, First Lien	5.546%	1-Month LIBOR	3.500%	12/06/24	B1	249,492
4,689	Total Health Care Providers & Services						4,546,836

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Health Care Technology – 0.4%

$988	Emdeon, Inc., Term Loan	4.844%	1-Month LIBOR	2.750%	3/01/24	Ba3	$985,337

	Hotels, Restaurants & Leisure – 3.0%

499	Aramark Corporation, Term Loan	4.084%	3-Month LIBOR	1.750%	3/11/25	BBB–	498,907
1,760	Burger King Corporation, Term Loan B3	4.344%	1-Month LIBOR	2.250%	2/16/24	Ba3	1,755,336
562	Caesars Entertainment Operating Company, Inc., Term Loan B	4.094%	1-Month LIBOR	2.000%	10/06/24	BB	558,820
746	Caesars Resort Collection, Term Loan, First Lien	4.844%	1-Month LIBOR	2.750%	12/23/24	BB	745,082
935	Hilton Hotels, Term Loan B	3.841%	1-Month LIBOR	1.750%	10/25/23	BBB–	935,554
499	Las Vegas Sands Corporation, Term Loan B	3.844%	1-Month LIBOR	1.750%	3/27/25	BBB	495,989
733	MGM Growth Properties, Term Loan B	4.094%	1-Month LIBOR	2.000%	4/25/25	BB+	730,603
779	Seaworld Parks and Entertainment, Inc., Term Loan B5	5.094%	1-Month LIBOR	3.000%	4/01/24	B	774,637
491	YUM Brands, Term Loan B	3.835%	1-Month LIBOR	1.750%	4/03/25	BBB–	487,150
7,004	Total Hotels, Restaurants & Leisure						6,982,078

	Household Products – 0.6%

707	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.594%	1-Month LIBOR	3.500%	11/16/20	B3	550,949
629	Serta Simmons Holdings LLC, Term Loan, First Lien	5.747%	3-Month LIBOR	3.500%	11/8/23	B–	537,537
341	Spectrum Brands, Inc, Refinanced Term Loan	4.160%	2-Month LIBOR	2.000%	6/23/22	BBB–	340,632
1,677	Total Household Products						1,429,118

	Independent Power & Renewable Electricity Producers – 0.2%

499	NRG Energy, Inc., Term Loan B	4.084%	3-Month LIBOR	1.750%	6/30/23	Baa3	496,329

	Industrial Conglomerates – 0.2%

447	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.611%	3-Month LIBOR	4.250%	6/16/24	B	448,012

	Internet and Direct Marketing Retail – 0.2%

500	Uber Technologies, Inc., Term Loan	6.001%	1-Month LIBOR	4.000%	4/04/25	N/R	502,395

	Internet Software & Services – 0.6%

489	Ancestry.com, Inc., Term Loan, First Lien	5.350%	1-Month LIBOR	3.250%	10/19/23	B	488,994
500	GTT Communications, Inc., Term Loan, First Lien	4.875%	2-Month LIBOR	2.750%	6/02/25	BB–	493,595
379	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien	5.363%	3-Month LIBOR	3.000%	11/03/23	BB+	374,910
1,368	Total Internet Software & Services						1,357,499

	IT Services – 2.0%

880	First Data Corporation, Term Loan, First Lien	4.091%	1-Month LIBOR	2.000%	7/10/22	BB+	876,874
412	First Data Corporation, Term Loan, First Lien	4.091%	1-Month LIBOR	2.000%	4/26/24	BB+	410,597
371	Gartner, Inc., Term Loan A	4.094%	1-Month LIBOR	2.000%	3/21/22	Ba1	371,858
980	Leidos Holdings, Inc., Term Loan B	3.875%	1-Month LIBOR	1.750%	8/16/23	BBB–	984,938
495	Tempo Acquisition LLC, Term Loan B	5.094%	1-Month LIBOR	3.000%	5/01/24	B1	493,659
438	Vantiv LLC, Repriced Term Loan B3	3.787%	1-Month LIBOR	2.000%	10/14/23	BBB–	436,750
499	Vantiv LLC, Repriced Term Loan B4	3.787%	1-Week LIBOR	2.000%	8/09/24	BBB–	497,503
490	WEX, Inc., Term Loan B	4.344%	1-Month LIBOR	2.250%	7/01/23	BB–	490,750
4,565	Total IT Services						4,562,929

	Leisure Products – 0.5%

1,026	24 Hour Fitness Worldwide, Inc., Term Loan B	5.594%	1-Month LIBOR	3.500%	5/30/25	Ba3	1,027,009
91	Academy, Ltd., Term Loan B	5.988%	1-Month LIBOR	4.000%	7/01/22	B3	75,899
1,117	Total Leisure Products						1,102,908

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Life Sciences Tools & Services – 0.4%

$357	Inventiv Health, Inc, Term Loan B	4.094%	1-Month LIBOR	2.000%	8/1/24	Ba2	$355,598
500	Quintiles Transnational, Dollar Term Loan B3, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	496,250
857	Total Life Sciences Tools & Services						851,848

	Machinery – 0.2%

287	Gates Global LLC, Term Loan B	5.084%	3-Month LIBOR	2.750%	4/01/24	B+	287,234
205	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.341%	1-Month LIBOR	2.250%	8/21/24	BB+	205,244
492	Total Machinery						492,478

	Marine – 0.0%

162	Harvey Gulf International Marine, Inc., Term Loan, (7)	0.000%	N/A	N/A	6/18/18	D	69,469

	Media – 3.4%

984	Cequel Communications LLC, Term Loan B	4.344%	1-Month LIBOR	2.250%	7/28/25	BB	978,233
953	Charter Communications Operating Holdings LLC, Term Loan B	4.100%	1-Month LIBOR	2.000%	4/30/25	BBB–	952,489
249	Cineworld Group PLC, Term Loan B	4.594%	1-Month LIBOR	2.500%	2/28/25	BB–	247,929
748	Clear Channel Communications, Inc., Tranche D, Term Loan, (7)	8.844%	N/A	N/A	1/30/19	CC	572,366
92	Clear Channel Communications, Inc., Term Loan E, (7)	9.594%	N/A	N/A	7/30/19	CC	70,635
812	Cumulus Media, Inc., Exit Term Loan	6.600%	1-Month LIBOR	4.500%	5/15/22	B	807,081
294	Gray Television, Inc., Term Loan B2	4.251%	1-Month LIBOR	2.250%	2/07/24	BB	293,184
211	Lions Gate Entertainment Corp., Term Loan B	4.341%	1-Month LIBOR	2.250%	3/24/25	Ba2	211,097
665	Meredith, Term Loan B	5.094%	1-Month LIBOR	3.000%	1/31/25	BB	665,675
84	Nexstar Broadcasting Group, Term Loan	4.483%	1-Month LIBOR	2.500%	1/17/24	BB+	83,604
643	Nexstar Broadcasting Group, Term Loan B	4.483%	1-Month LIBOR	2.500%	1/17/24	BB+	643,581
499	Sinclair Television Group, Term Loan B2	4.350%	1-Month LIBOR	2.250%	1/31/24	BB+	497,278
481	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.594%	1-Month LIBOR	3.500%	8/15/22	B	480,827
1,392	Univision Communications, Inc., Term Loan C5	4.844%	1-Month LIBOR	2.750%	3/15/24	BB–	1,347,369
8,107	Total Media						7,851,348

	Multiline Retail – 0.1%

249	EG America LLC, Term Loan, First Lien	6.334%	3-Month LIBOR	4.000%	2/7/25	B	247,598

	Oil, Gas & Consumable Fuels – 0.4%

208	Fieldwood Energy LLC, Exit Term Loan	7.344%	1-Month LIBOR	5.250%	4/11/22	BB–	208,883
281	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.344%	1-Month LIBOR	7.250%	4/11/23	B+	273,759
209	Harvey Gulf International Marine, Inc., Term Loan B, (7)	0.000%	N/A	N/A	6/18/20	D	89,874
403	Seadrill Partners LLC, Initial Term Loan	8.334%	3-Month LIBOR	6.000%	2/21/21	CCC+	361,976
9	Southcross Holdings Borrower L.P., Term Loan B, First Lien (cash 3.500%, PIK 5.500%)	3.500%	N/A	N/A	4/13/23	CCC+	8,731
1,110	Total Oil, Gas & Consumable Fuels						943,223

	Pharmaceuticals – 0.2%

537	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	4.983%	1-Month LIBOR	3.000%	6/02/25	BB–	535,614

	Professional Services – 0.8%

1,037	Formula One Group, Term Loan B	4.594%	1-Month LIBOR	2.500%	2/01/24	B+	1,025,205
246	Nielsen Finance LLC, Term Loan B4	4.046%	1-Month LIBOR	2.000%	10/04/23	BBB–	246,388
479	On Assignment, Inc., Term Loan B	4.094%	1-Month LIBOR	2.000%	4/02/25	BB	478,562
1,762	Total Professional Services						1,750,155

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Real Estate Management & Development – 0.6%

$441	Capital Automotive LP, Term Loan, First Lien	4.600%	1-Month LIBOR	2.500%	3/25/24	B1	$439,767
1,000	GGP, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Ba3	984,250
1,441	Total Real Estate Management & Development						1,424,017

	Semiconductors & Semiconductor Equipment – 0.7%

866	Cavium, Inc., Term Loan B	4.344%	1-Month LIBOR	2.250%	8/16/22	BB	865,355
311	MaxLinear, Inc., Term Loan B	4.573%	1-Month LIBOR	2.500%	5/13/24	BB–	311,017
500	Microchip Technology., Inc, Term Loan B	4.100%	1-Month LIBOR	2.000%	5/29/25	Baa3	500,105
1,677	Total Semiconductors & Semiconductor Equipment						1,676,477

	Software – 2.8%

472	BMC Software, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	469,307
721	Ellucian, Term Loan B, First Lien	5.584%	3-Month LIBOR	3.250%	9/30/22	B	719,099
493	Greeneden U.S. Holdings II LLC, Term Loan B	5.834%	3-Month LIBOR	3.500%	12/01/23	B	493,153
607	Infor (US), Inc., Term Loan B	4.844%	1-Month LIBOR	2.750%	2/01/22	BB	605,167
494	Kronos Incorporated, Term Loan B	5.358%	3-Month LIBOR	3.000%	11/20/23	B	493,463
289	McAfee LLC, Term Loan	6.594%	1-Month LIBOR	4.500%	9/30/24	B1	291,115
129	Micro Focus International PLC, New Term Loan	4.844%	1-Month LIBOR	2.750%	6/21/24	BB–	128,375
869	Micro Focus International PLC, Term Loan B	4.844%	1-Month LIBOR	2.750%	6/21/24	BB–	866,946
1,064	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.594%	1-Month LIBOR	2.500%	4/16/25	BB	1,066,489
403	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.594%	1-Month LIBOR	2.500%	4/16/25	BB	403,467
913	Tibco Software, Inc., Term Loan, First Lien	5.600%	1-Month LIBOR	3.500%	12/04/20	B1	914,863
6,454	Total Software						6,451,444

	Specialty Retail – 0.6%

995	Belron Finance US LLC, Initial Term Loan B	4.863%	3-Month LIBOR	2.500%	11/07/24	BB	995,000
461	Petco Animal Supplies, Inc., Term Loan B1	5.609%	3-Month LIBOR	3.250%	1/26/23	B2	334,168
147	Petsmart Inc., Term Loan B, First Lien	5.010%	1-Month LIBOR	3.000%	3/11/22	B3	121,864
1,603	Total Specialty Retail						1,451,032

	Technology Hardware, Storage & Peripherals – 1.1%

740	Dell International LLC, Refinancing Term Loan B	4.100%	1-Month LIBOR	2.000%	9/07/23	BBB–	737,156
674	Dell International LLC, Replacement Term Loan A3	3.600%	1-Month LIBOR	1.500%	12/31/18	BBB–	673,230
1,063	Western Digital, Term Loan B	3.844%	1-Month LIBOR	1.750%	4/29/23	Baa2	1,064,420
2,477	Total Technology Hardware, Storage & Peripherals						2,474,806

	Textiles, Apparel & Luxury Goods – 0.4%

995	Hanesbrands, Term Loan B	3.844%	1-Month LIBOR	1.750%	12/16/24	BBB–	995,627

	Trading Companies & Distributors – 0.2%

572	HD Supply Waterworks, Ltd., Term Loan B	5.253%	3-Month LIBOR	3.000%	8/01/24	B+	572,840

	Transportation Infrastructure – 0.4%

879	Avolon LLC, Term Loan B	4.088%	1-Month LIBOR	2.000%	1/15/25	BBB–	869,704
22	Harvey Gulf International Marine, Inc., Term Loan A, (7)	0.000%	N/A	N/A	6/18/18	D	9,611
901	Total Transportation Infrastructure						879,315

	Wireless Telecommunication Services – 0.8%

988	Sprint Corporation, Term Loan, First Lien	4.625%	1-Month LIBOR	2.500%	2/02/24	Ba2	984,414
920	UPC Financing Partnership, Term Loan AR1, First Lien	4.573%	1-Month LIBOR	2.500%	1/15/26	BB+	911,249
1,908	Total Wireless Telecommunication Services						1,895,663
$79,713	Total Variable Rate Senior Loan Interests (cost $79,394,237)						78,356,994

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity		Value

	STRUCTURED NOTES – 1.0% (0.7% of Total Investments)

3,000	Goldman Sachs Finance Corp., Mandatory Exchangeable Notes, Linked to Common Stock of Coherent, Inc. (Cap 120.50% of Issue Price), 144A	10.000%	$168.2340	$202.7220	11/21/18		$473,727
18,890	JPMorgan Chase & Co., Mandatory Exchangeable Note, Linked to Common Stock of Delta Air Lines, Inc. (Cap 115.38% of Issue Price), 144A	8.000%	55.5165	64.0549	7/24/18		938,455
12,000	JPMorgan Chase & Co., Mandatory Exchangeable Note, Linked to Common Stock of Qorvo, Inc. (Cap 114.56% of Issue Price), 144A	10.000%	66.2300	75.8731	7/24/18		900,480
	Total Structured Notes (cost $2,348,169)						2,312,662

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (6)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.3% (0.2% of Total Investments)

	Food Products – 0.3%

$630	Land O’ Lakes Incorporated, 144A			8.000%	N/A (10)	BB	$693,000
$630	Total $1,000 Par (or similar) Institutional Preferred (cost $630,000)						693,000

Shares	Description (1)			Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.2% (0.2% of Total Investments)

	Consumer Finance – 0.2%

21,440	GMAC Capital Trust I			5.785%		B+	$563,872
	Total $25 Par (or similar) Retail Preferred (cost $532,784)						563,872

Shares	Description (1)						Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0%

451	Fieldwood Energy Inc., (3)						$22,663
2,062	Fieldwood Energy Inc., (3)						83,318
	Total Oil, Gas & Consumable Fuels						105,981
	Total Common Stock Rights (cost $60,322)						105,981

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (6)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Media – 0.0%

$132	iHeartCommunications, Inc., (7)			9.000%	12/15/19	CC	$99,990
$132	Total Corporate Bonds (cost $123,006)						99,990
	Total Long-Term Investments (cost $308,596,068)						333,514,464

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.5% (2.4% of Total Investments)

	REPURCHASE AGREEMENTS – 2.9% (2.0% of Total Investments)

$6,719	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $6,718,986, collateralized by: $3,450,000 U.S. Treasury Notes, 2.750%, due 2/28/25, value $3,469,054; $3,535,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $3,388,001	0.900%	7/02/18	$6,718,482

	INVESTMENT COMPANIES – 0.6% (0.4% of Total Investments)

1,389,560	BlackRock Liquidity Funds T-Fund Portfolio, (11)	1.814% (12)	N/A	1,389,560
	Total Short-Term Investments (cost $8,108,042)			8,108,042
	Total Investments (cost $316,704,110) – 146.3%			341,622,506
	Borrowings – (45.8)% (13), (14)			(106,900,000)
	Other Assets Less Liabilities – (0.5)% (15)			(1,264,682)
	Net Assets Applicable to Common Shares – 100%			$233,457,824

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Euro	$182,000	U.S. Dollar	$212,520	Barclays Bank PLC	9/19/18	$1,259
U.S. Dollar	239,265	South African Rand	3,201,000	Barclays Bank PLC	9/19/18	8,243
U.S. Dollar	237,025	South African Rand	3,200,000	Barclays Bank PLC	9/19/18	6,075
Brazilian Real	80,000	U.S. Dollar	21,195	JPMorgan Chase Bank N.A.	9/05/18	(694)
Chilean Peso	140,800,000	U.S. Dollar	221,788	JPMorgan Chase Bank N.A.	9/20/18	(6,303)
Egyptian Pound	8,420,000	U.S. Dollar	438,999	JPMorgan Chase Bank N.A.	1/08/19	6,065
Euro	510,000	U.S. Dollar	596,035	JPMorgan Chase Bank N.A.	9/19/18	3,019
Euro	110,000	U.S. Dollar	128,324	JPMorgan Chase Bank N.A.	9/19/18	883
Euro	100,000	U.S. Dollar	116,789	JPMorgan Chase Bank N.A.	9/19/18	673
Indonesian Rupiah	3,063,000,000	U.S. Dollar	218,007	JPMorgan Chase Bank N.A.	9/19/18	(6,415)
Peruvian Sol	712,000	U.S. Dollar	217,498	JPMorgan Chase Bank N.A.	9/19/18	(1,285)
Russian Ruble	2,240,000	U.S. Dollar	35,374	JPMorgan Chase Bank N.A.	9/19/18	9
U.S. Dollar	445,429	Brazilian Real	1,648,000	JPMorgan Chase Bank N.A.	9/05/18	23,092
U.S. Dollar	193,611	Colombian Peso	555,117,000	JPMorgan Chase Bank N.A.	9/19/18	4,876
U.S. Dollar	219,104	Colombian Peso	626,200,000	JPMorgan Chase Bank N.A.	9/19/18	6,202
U.S. Dollar	2,352,989	Euro	1,978,000	JPMorgan Chase Bank N.A.	9/19/18	29,601
U.S. Dollar	171,071	Russian Ruble	10,881,000	JPMorgan Chase Bank N.A.	9/19/18	(804)
U.S. Dollar	172,698	Russian Ruble	10,880,000	JPMorgan Chase Bank N.A.	9/19/18	838
U.S. Dollar	165,082	Euro	139,000	Morgan Stanley Capital Services LLC	9/19/18	1,811
U.S. Dollar	2,340,455	Euro	1,978,000	UBS AG	9/19/18	17,066
Polish Zloty	388,000	U.S. Dollar	106,581	UBS AG	9/19/18	(2,866)
Polish Zloty	387,000	U.S. Dollar	107,110	UBS AG	9/19/18	(3,663)
Total						$87,682
Total unrealized appreciation on forward foreign currency contracts						$109,712
Total unrealized depreciation on forward foreign currency contracts						$(22,030)

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Eurex Euro-Bobl	Short	(4)	9/18	$(617,393)	$(615,298)	$(2,094)	$187
Eurex Euro-Bund	Short	(10)	9/18	(1,898,259)	(1,881,912)	(16,348)	(1,051)
Eurex Euro-Buxl	Short	(3)	9/18	(622,554)	(613,488)	(9,066)	(3,363)
Total				$(3,138,206)	$(3,110,698)	$(27,508)	$(4,227)
Total receivable for variation margin on futures contracts							$187
Total payable for variation margin on futures contracts							$(4,414)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (16)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	$56,200,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$2,607,435	$2,607,435
Total unrealized appreciation on interest rate swaps										$2,607,435

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	Perpetual security. Maturity date is not applicable.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 31.3%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

LIBOR	London Interbank Offered Rate

N/A	Not applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

BRL	Brazilian Real

COP	Colombian Peso

EUR	Euro

REIT	Real Estate Investment Trust

RUB	Russian Ruble

ZAR	South African Rand

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2018

(Unaudited)

Assets
Long-term investments, at value (cost $308,596,068)	$333,514,464
Short-term investments, at value (cost approximates value)	8,108,042
Cash	7,955
Cash denominated in foreign currencies (cost $29,963)	29,852
Cash collateral at brokers for investments in futures contracts(1)	43,373
Unrealized appreciation on:
Forward foreign currency contracts	109,712
Interest rate swaps	2,607,435
Receivable for:
Dividends	491,814
Interest	1,541,211
Investments sold	2,320,444
Reclaims	112,744
Variation margin on futures contracts	187
Other assets	234,461
Total assets	349,121,694
Liabilities
Borrowings	106,900,000
Unrealized depreciation on forward foreign currency contracts	22,030
Payable for:
Dividends	4,684,247
Investments purchased	3,369,963
Variation margin on futures contracts	4,414
Accrued expenses:
Management fees	245,507
Interest on borrowings	107,285
Trustees fees	78,101
Other	252,323
Total liabilities	115,663,870
Net assets applicable to common shares	$233,457,824
Common shares outstanding	19,746,517
Net asset value (“NAV”) per common share outstanding	$11.82
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$197,465
Paid-in surplus	213,458,990
Undistributed (Over-distribution of) net investment income	(7,327,469)
Accumulated net realized gain (loss)	(445,028)
Net unrealized appreciation (depreciation)	27,573,866
Net assets applicable to common shares	$233,457,824
Authorized shares:
Common	Unlimited
Preferred	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2018

(Unaudited)

Investment Income
Dividends	$3,444,677
Interest	4,026,808
Foreign tax withheld on dividend income	(146,871)
Total investment income	7,324,614
Expenses
Management fees	1,509,933
Interest expense on borrowings	1,585,870
Custodian fees	102,257
Trustees fees	3,779
Professional fees	39,002
Shareholder reporting expenses	40,904
Shareholder servicing agent fees	1,569
Stock exchange listing fees	3,358
Investor relations expense	24,913
Other	13,903
Total expenses	3,325,488
Net investment income (loss)	3,999,126
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	2,094,863
Forward foreign currency contracts	124,455
Futures contracts	(58,459)
Swaps	(778)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,513,240)
Forward foreign currency contracts	171,896
Futures contracts	(63,936)
Swaps	1,907,644
Net realized and unrealized gain (loss)	(11,337,555)
Net increase (decrease) in net assets applicable to common shares from operations	$(7,338,429)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 6/30/18	Year Ended 12/31/17
Operations
Net investment income (loss)	$3,999,126	$9,296,541
Net realized gain (loss) from:
Investments and foreign currency	2,094,863	8,722,247
Forward foreign currency contracts	124,455	(213,858)
Futures contracts	(58,459)	(58,347)
Options written	—	28,277
Swaps	(778)	(1,393,846)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,513,240)	11,121,424
Forward foreign currency contracts	171,896	(125,732)
Futures contracts	(63,936)	82,908
Swaps	1,907,644	2,126,000
Net increase (decrease) in net assets applicable to common shares from operations	(7,338,429)	29,585,614
Distributions to Common Shareholders
From and in excess of net investment income	(10,069,486)	—
From net investment income	—	(10,022,036)
From accumulated net realized gains	—	(12,320,467)
Return of capital	—	(4,064,307)
Decrease in net assets applicable to common shares from distributions to common shareholders	(10,069,486)	(26,406,810)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	55,017	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	55,017	—
Net increase (decrease) in net assets applicable to common shares	(17,352,898)	3,178,804
Net assets applicable to common shares at the beginning of period	250,810,722	247,631,918
Net assets applicable to common shares at the end of period	$233,457,824	$250,810,722
Undistributed (Over-distribution of) net investment income at the end of period	$(7,327,469)	$(1,257,109)

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2018

(Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(7,338,429)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(68,560,075)
Proceeds from sales and maturities of investments	79,266,667
Proceeds from (Purchases of) short-term investments, net	(4,071,263)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(23,385)
Proceeds from (Payments for) closed foreign currency spot contracts	(5,190)
Capital gain and return of capital distributions from investments	564,997
Payment-in-kind distributions	(12,224)
Amortization (Accretion) of premiums and discounts, net	85,767
(Increase) Decrease in:
Receivable for dividends	79,196
Receivable for interest	224,038
Receivable for investments sold	(904,429)
Receivable for reclaims	(1,801)
Receivable for variation margin on futures contracts	4,987
Other assets	(101,457)
Increase (Decrease) in:
Payable for investments purchased	1,497,959
Payable for variation margin on futures contracts	4,414
Accrued management fees	(23,944)
Accrued interest on borrowings	92,052
Accrued Trustees fees	6,048
Accrued other expenses	6,998
Net realized (gain) loss from investments and foreign currency	(2,094,863)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	15,513,240
Forward foreign currency contracts	(171,896)
Swaps	(1,907,644)
Net cash provided by (used in) operating activities	12,129,763
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(812,763)
Repayment of borrowings	(6,000,000)
Cash distributions paid to common shareholders	(5,330,222)
Net cash provided by (used in) financing activities	(12,142,985)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(13,222)
Cash and cash collateral at brokers at the beginning of period	64,550
Cash and cash collateral at brokers at the end of period	51,328

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,422,456

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest ment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repur chased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2018(e)	$12.70	$0.23	$(0.60)	$(0.37)	$(0.51)**	$—	$—	$(0.51)	$—		$11.82	$11.66
2017	12.54	0.47	1.03	1.50	(0.51)	(0.62)	(0.21)	(1.34)	—		12.70	12.30
2016	12.53	0.46	0.62	1.08	(0.49)	(0.59)	—	(1.08)	0.01		12.54	11.17
2015	13.56	0.46	(0.42)	0.04	(0.85)	(0.15)	(0.08)	(1.08)	0.01		12.53	10.83
2014	12.84	0.48	1.27	1.75	(1.03)	—	—	(1.03)	—	*	13.56	11.77
2013	12.43	0.43	0.98	1.41	(0.85)	—	(0.15)	(1.00)	—	*	12.84	11.27

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2018(e)	$106,900	$3,184
2017	112,900	3,222
2016	112,400	3,203
2015	116,500	3,135
2014	116,500	3,320
2013	116,000	3,206

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.88)%	(1.04)%	$233,458	2.77	%***	3.34	%***	20%
12.21	22.48	250,811	2.30		3.66		46
8.96	13.28	247,632	2.07		3.65		74
0.39	1.24	248,703	1.91		3.43		49
13.97	13.82	270,328	1.84		3.56		50
11.63	5.63	255,916	1.90		3.35		54

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 9 – Borrowing Arrangements).
• Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2018(e)	1.32	%***
2017	0.90
2016	0.64
2015	0.47
2014	0.41
2013	0.47

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended June 30, 2018.
*	Rounds to less than $0.01 per share.
**

Represents distributions paid “from and in excess of net investment income” for the six months ended June 30, 2018 (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Common Shareholders).

***	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Diversified Dividend and Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The end of the reporting period for the Fund is June 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions.

The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management LLC (“Symphony”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. Security Capital manages the real estate investment trust (“REIT”) strategy portion of the Fund consisting of a portfolio focused on dividend-paying common stock REITs. Symphony manages the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. Wellington manages the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. Wellington also manages the Fund’s forward foreign currency strategy. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objectives are high current income and total return. The Fund invests approximately equal proportions in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by REITs, emerging markets sovereign debt, and adjustable rate senior loans. The Fund expects to invest between 40% and 70% of its managed assets in equity security holdings and between 30% and 60% of its managed assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$2,820,350

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest Income” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Overdistribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, reflect an over-distribution of net investment income.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (continued)

(Unaudited)

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of forward foreign currency contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks**	$47,825,093	$40,423,042	$—	***	$88,248,135
Real Estate Investment Trust (REIT) Common Stocks	82,994,370	—	—		82,994,370
Emerging Market Debt and Foreign Corporate Bonds	—	80,139,460	—		80,139,460
Variable Rate Senior Loan Interests	—	78,356,994	—		78,356,994
Structured Notes	—	2,312,662	—		2,312,662
$1,000 Par (or similar) Institutional Preferred	—	693,000	—		693,000
$25 Par (or similar) Retail Preferred	563,872	—	—		563,872
Common Stock Rights	105,981	—	—		105,981
Corporate Bonds	—	99,990	—		99,990

Short-Term Investments:
Repurchase Agreements	—	6,718,481	—		6,718,481
Investment Companies	1,389,561	—	—		1,389,561

Investments in Derivatives:
Forward Foreign Currency Contracts****	—	87,682	—		87,682
Futures Contracts****	(27,508)	—	—		(27,508)
Interest Rate Swaps****	—	2,607,435	—		2,607,435
Total	$132,851,369	$211,438,746	$—		$344,290,115
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, when applicable.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Notes to Financial Statements (continued)

(Unaudited)

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stocks	$1,223,293	$(5,205,384)	$5,205,384	$(1,223,293)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$12,919,182	3.8%
Germany	9,788,423	2.9
Japan	5,742,626	1.7
Hungary	5,071,185	1.5
Ireland	4,560,340	1.3
Netherlands	4,552,227	1.3
Russia	4,399,341	1.3
Argentina	3,997,391	1.2
France	3,761,235	1.1
China	3,639,430	1.1
Switzerland	3,482,823	1.0
Sri Lanka	3,432,410	1.0
Azerbaijan	3,363,554	1.0
Spain	3,250,629	1.0
Canada	3,179,353	0.9
Croatia	3,103,616	0.9
Other	66,913,664	19.5
Total non-U.S. securities	$145,157,429	42.5%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$6,718,482	$(6,718,482)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Notes to Financial Statements (continued)

(Unaudited)

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Contracts

The Fund is authorized to enter into forward foreign currency contracts (“forward contracts”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund continued to utilize forward foreign currency contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as to actively manage certain currency exposures in an attempt to benefit from potential appreciation.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency contracts outstanding*	$5,432,703
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency contracts	$109,712	Unrealized depreciation on forward foreign currency contracts	$(22,030)

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered for those forward foreign currency contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Barclays Bank PLC	$15,577	$—	$15,577	$—	$15,577
JPMorgan Chase Bank N.A.	75,258	(15,501)	59,757	—	59,757
Morgan Stanley Capital Services LLC	1,811	—	1,811	—	1,811
UBS AG	17,066	(6,529)	10,537	—	10,537
Total	$109,712	$(22,030)	$87,682	$—	$87,682
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
Foreign currency exchange rate	Forward contracts	$124,455	$171,896

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$3,592,512
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(2,094)	Payable for variation margin on futures contracts*	$(25,414)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(58,459)	$(63,936)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investment in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$56,200,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$2,607,435	—	$—
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities, when applicable and is not reflect in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amount Not Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$2,607,435	$—	$2,607,435	$—	$(2,547,830)	$59,605
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(778)	$1,907,644

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)

(Unaudited)

4. Fund Shares

Common Shares Transactions

Transactions in common shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/18	Year Ended 12/31/17
Common shares issued to shareholders due to reinvestment of distributions	4,584	—

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $68,560,075 and $79,266,667, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis as of June 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$319,280,008
Gross unrealized:
Appreciation	$36,249,510
Depreciation	(13,907,012)
Net unrealized appreciation (depreciation) of investments	$22,342,498

Tax cost of forward contracts	$89,317
Net unrealized appreciation (depreciation) of forward contracts	(1,635)

Tax cost of futures contracts	$(27,508)
Net unrealized appreciation (depreciation) of futures contracts	—

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	2,607,435

Permanent differences, primarily due to foreign currency transactions and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2017, the Fund’s last tax year end, as follows:

Paid-in surplus	$505
Undistributed (Over-distribution of) net investment income	358,251
Accumulated net realized gain (loss)	(358,756)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2017, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$10,256,559
Distributions from net long-term capital gains	12,085,944
Return of capital	4,064,307
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and current year earnings and profits attributable to realized gains.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$781,415
Late-year ordinary losses[3]	53,089
[2]	Capital losses incurred from November 1, 2017 through December 31, 2017, the Fund’s last tax year end.
[3]	Specified losses incurred from November 1, 2017 through December 31, 2017.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

Notes to Financial Statements (continued)

(Unaudited)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2018, the complex-level fee for the Fund was 0.1591%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowing

The Fund has a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has entered into a $125,000,000 (maximum commitment amount) senior committed secured 364-day revolving line of credit with its custodian bank (“Borrowing”). As of the end of the reporting period, the outstanding balance on these Borrowings was $106,900,000.

Interest is charged on the Borrowings drawn amount at a rate per annum equal to one-month LIBOR (London Inter-Bank Offered Rate) in effect that day plus 0.75%. The Fund also accrued a 0.15% per annum commitment fee on the undrawn balance based on the maximum commitment amount of the Borrowings through the Renewal Date to the extent the unused portion of the Borrowings is less than 50% otherwise the per annum facility fee is 0.25%.

During May 2018, the Fund renewed these Borrowings with its custodian bank through May 17, 2019. The Fund incurred a 0.10% amendment fee based on the maximum commitment amount of the Borrowings. All other terms remained unchanged.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $112,601,657 and 2.51%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by assets in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance as well as the amendment fee are recognized as components of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royal Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JDD
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Blended Index (Comparative Benchmark): The performance is a blended return consisting of: 1) 25% of the return of the Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 25% of the return of the Wilshire U.S. Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 3) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 4) 25% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) with each of NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management LLC (“Symphony”) and Wellington Management Company LLP (“Wellington,” and each of NWQ, Security Capital, Symphony and Wellington, a “Sub-Adviser”) pursuant to which the Sub-Advisers serve as investment sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and each Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of each Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen funds and/or the complex; a description of the profitability or financial data of Nuveen and various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:

••	Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••	Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;

••	Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.

The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.

In addition to the services provided by the Adviser, the Board also noted the business-related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and the investment and compliance oversight over the Sub-Advisers provided by the Adviser. The Board recognized that the Sub-Advisers generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of each Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2017, as well as performance information reflecting the first quarter of 2018. The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that the Fund performed in the first quartile of its Performance Peer Group for the one- and three-year periods and second quartile in the five-year period, and outperformed its blended benchmark over such periods. In considering performance, the Board, however, recognized that the Fund’s Performance Peer Group was ranked low for relevancy. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.

The Board considered the sub-advisory fees paid to the respective Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees certain Sub-Advisers charge to other clients.

The Independent Board Members noted that the Fund had a net management fee in line with the peer average and a net expense ratio below the peer average.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. For the Adviser and/or affiliated Sub-Advisers, such other clients may include: retail and institutional managed accounts (with respect to NWQ and Symphony); hedge funds (with respect to Symphony); investment companies outside the Nuveen family (with respect to NWQ and Symphony); foreign investment companies offered by Nuveen (with respect to NWQ); and collective investment trusts (with respect to NWQ). The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that NWQ and Symphony were affiliated sub-advisers and reviewed, among other things, the range of fees assessed for managed accounts, hedge funds and foreign investment companies, as applicable. With respect to hedge funds, the Board noted the performance fee Symphony assesses for advising a hedge fund or account. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by NWQ and Symphony and the hedge funds advised by Symphony (along with their performance fee), and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that each Sub-Adviser’s fee is essentially for portfolio management services and therefore, with respect to NWQ and Symphony, more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

With respect to Security Capital, the Independent Board Members reviewed the average fee rates that such Sub-Adviser charges for other clients and noted that its sub-advisory fees with respect to the Fund were reasonable in relation to the fees assessed other clients. With respect to Wellington, the Independent Board Members considered such Sub-Adviser’s financial information for its advisory activities with respect to the Nuveen funds it sub-advised. The Independent Board Members noted that the sub-advisory fees of the unaffiliated Sub-Advisers were the result of arm’s length negotiations.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). With respect to NWQ and Symphony, the Independent Board Members reviewed such Sub-Advisers’ revenues, expenses and revenue margins (pre- and post-tax) for their advisory activities for the calendar year ended December 31, 2017. With respect to Security Capital, the Independent Board Members considered a profitability and margin analysis for such Sub-Adviser, including revenues, expenses and operating margins for its advisory services to the Nuveen funds it sub-advised for the calendar years 2017 and 2016. With respect to Wellington, the Board reviewed the revenues, expenses and net income (pre-tax and post-tax) of such Sub-Adviser for the year ended December 31, 2017 and the revenues Wellington received from each Nuveen fund it sub-advised for the 2015, 2016 and 2017 calendar years.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.

In addition to the above, the Independent Board Members considered whether the Sub-Advisers use commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that NWQ, Security Capital and Symphony may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Advisers engaging in soft dollar transactions may benefit from the receipt of research and other services that they may otherwise have to pay for out of their own resources, the research may also benefit the Fund to the extent it enhances the ability of such Sub-Advisers to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients. The Board noted that Wellington does not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/
closed-end-funds

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	ESA-B-0618D 569765-INV-B-08/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 6, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 6, 2018